Supplement dated October 20, 2021 to your variable annuity Prospectus dated May 14, 2021 for the Pacific Quest variable annuity contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). All information in your Prospectus dated May 14, 2021, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at www.PacificLife.com. Please retain it for future reference.

Effective on or about November 1, 2021, the Variable Investment Options table in the YOUR INVESTMENT OPTIONS section is amended to include the following:

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life, is the investment adviser for Pacific Select Fund. PLFA contracts with sub-advisors to manage its portfolios unless, where indicated, PLFA manages the portfolio directly.

All Portfolios offered are Class I.

Intermediate Bond Portfolio	Seeks to maximize total return.	J.P. Morgan Investment Management Inc.
ESG Diversified Growth Portfolio	Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Life Fund Advisors LLC
International Growth Portfolio	Seeks long-term growth of capital.	ClearBridge Investments, LLC

Pacific Select Fund Portfolio Investment Adviser/Manager Changes

Effective on or about November 1, 2021, the Investment Adviser/Manager for the International Small-Cap Portfolio will change from Franklin Advisers, Inc. to FIAM, LLC.

Form No. QUNYSUP1021